NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

SUPPLEMENT DATED February 1, 2008

TO PROSPECTUS DATED April 30, 2007 FOR

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

EXECUTIVE VARIABLE UNIVERSAL LIFE

Issued By

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

and

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

This Supplement amends the Executive Variable Universal Life Prospectus dated April 30, 2007 (“Prospectus”) in order to describe a new Surrender of Policy Endorsement available to certain policies on or after April 23, 2008. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The following is added as a new last paragraph under the “Death Benefit - Minimum Death Benefit” sub-section on page 14 of the Prospectus:

For certain Policies issued with a Surrender of Policy Endorsement on or after April 23, 2008 (or later, subject to state approval), the minimum multiples for both the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test are applied to the sum of the Policy Value and the Endorsement Amount during the period of the Endorsement (see “Surrenders and Withdrawals – Surrender of Policy Endorsement”).

The following replaces the second paragraph under the “Surrenders and Withdrawals – Surrender of Policy Endorsement” sub-section on page 17 of the Prospectus:

Surrender of Policy Endorsement If permitted under applicable state law, your Policy will be issued with a Surrender of Policy Endorsement that provides for receipt of an amount in addition to your Cash Surrender Value if your Policy is surrendered within the first six Policy Years, provided the Invested Assets are greater than zero on the date of surrender. This additional amount is based on sales loads and Monthly Deferred Sales Charges incurred, and Premium Payments and withdrawals made, through the surrender date. For certain Policies issued with a Surrender of Policy Endorsement on or after April 23, 2008 (or later, subject to state approval), this additional amount is called the “Endorsement Amount”.

The following replaces the first paragraph of the “Tax Considerations - Life Insurance Qualification” sub-section on page 24 of the Prospectus:

Life Insurance Qualification Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test (“GLPT”) or a cash value accumulation test (“CVAT”). You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used. The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by age of the Insured) of the Policy Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on the age, sex and risk classification of the Insured) of the Policy Value. The corridor under the CVAT is different from the corridor under the GLPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Policy Value than is required by the GLPT corridor. Therefore, as your Policy Value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GLPT. For certain Polices issued with a Surrender of Policy Endorsement on or after April 23, 2008 (or later, subject to state approval), during the period of the Endorsement the corridor percentages for both the GLPT and CVAT corridors are applied to the sum of the Policy Value and the Endorsement Amount (see “Death Benefit – Minimum Death Benefit”). In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Life Insurance Benefit, which may increase certain charges. We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance, or take any other action that may be necessary for the Policy to qualify as life insurance.